UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21969

The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

The GDL Fund

Semiannual Report — June 30, 2025

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Willis M. Brucker Portfolio Manager BS, Boston College	Regina M. Pitaro Managing Director BA, Fordham University MA, Loyola University, Chicago MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2025, the net asset value (NAV) total return of The GDL Fund was 3.8%, compared with a total return of 2.1% for the ICE BofA 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 7.0%. The Fund’s NAV per share was $10.41, while the price of the publicly traded shares closed at $8.34 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2025.

Investment Objective (Unaudited)

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

For the first quarter of 2025, globally announced mergers and acquisitions (M&A) activity totaled $885 billion, a 15% increase relative to the first quarter of 2024 and a 6% increase sequentially. Domestically, $386 billion worth of deals were agreed upon off the back of more than 2,700 deals. Dealmaking within Europe totaled $154 billion, increasing 12%, and within Asia Pacific totaled $187 billion, increasing 59%. Technology, financials, and energy and power were the three most active sectors in the quarter, accounting for more than $456 billion in announced deal activity. Noteworthy deals announced included the acquisition of Walgreens Boots Alliance by Sycamore Partners in a private takeover, Johnson & Johnson’s acquisition of Intra-Cellular Therapies, and Australia based James Hardie signing an agreement to acquire AZEK Co.

The second quarter contributed $1 trillion in announced deal volume, with approximately 43% of the activity occurring domestically. Cross-border transactions were a bright spot, with activity reaching $595 billion in the first six months, representing a 26% increase year over year increase. Technology, financials and energy and power once again emerged as the most active sectors, collectively accounting for more than $986 billion in the first half of 2025. Notable deals announced in the second quarter included footwear maker, Skechers (NYSE: SKX) go-private transaction with 3G Capital, Sanofi’s acquisition of Blueprint Medicines (NASDAQ: BPMC) and Salesforce’s agreement to acquire Informatica (NASDAQ: INFA).

Selected holdings that contributed positively to performance for the period were: Vigil Neuroscience Inc. (1.4% of total investments as of June 30, 2025), is a clinical-stage biotech focused on the development of novel therapies for neurodegenerative diseases; Inozyme Pharma, Inc. (0.7%),is a clinical-stage biopharmaceutical company focused on developing therapies for rare diseases related to the PPi-Adenosine Pathway; and Juniper Networks Inc. (2.5%),which provides networking solutions, focusing on secure and reliable networking for various users including network operators, cloud providers, and enterprises.

Some of our weaker performing securities were: Capital One Financial Corp. (4.0%), is a diversified bank and financial services holding company. It offers a wide range of products and services, including credit cards, consumer banking (checking and savings accounts, loans), and commercial banking; SurModics Inc. (0.9%), which develops and manufactures technologies for medical devices and in vitro diagnostics (IVD); and Cross Country Healthcare, Inc. (1.0%) which provides talent management services for healthcare clients in the United States. The company operates in two segments, Nurse and Allied Staffing and Physician Staffing.

Thank you for your investment in The GDL Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2025 (a) (Unaudited)

	Six Months	1 Year	3 Year	5 Year	10 Year	15 Year	Since Inception (1/31/07)
GDL Fund (GDL)
NAV Total Return (b)	3.83%	6.99%	6.20%	4.61%	3.02%	3.45%	2.96%
Investment Total Return (c)	7.00	12.72	6.68	6.18	3.58	3.82	2.50
ICE BofA 3 Month U.S. Treasury Bill Index	2.07	4.68	4.56	2.76	1.98	1.34	1.46

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund's use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The ICE BofA 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the ICE BofA 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments before securities sold short as of June 30, 2025:

The GDL Fund

Long Positions
U.S. Government Obligations	43.5%
Health Care	10.5%
Financial Services	10.5%
Telecommunications	4.9%
Energy and Utilities	4.9%
Food and Beverage	4.2%
Business Services	3.8%
Aerospace	3.6%
Retail	2.1%
Electronics	1.7%
Hotels and Gaming	1.6%
Computer Software and Services	1.5%
Metals and Mining	1.4%
Broadcasting	1.0%
Building and Construction	0.8%
Consumer Products	0.6%
Machinery	0.6%
Closed-End Funds	0.4%
Diversified Industrial	0.4%
Paper and Forest Products	0.3%
Automotive	0.3%
Specialty Chemicals	0.3%
Consumer Services	0.3%
Wireless Communications	0.2%
Cable and Satellite	0.2%
Metal and Mining	0.2%
Entertainment	0.1%
Transportation	0.1%
100.0%
Short Positions
Financial Services	(4.9)%
Metals and Mining	(1.0)%
Containers and Packaging	(0.4)%
Paper and Forest Products	(0.3)%
Energy and Utilities	(0.3)%
Aerospace	(0.2)%
(7.1)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — June 30, 2025 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 55.7%
	Aerospace — 3.6%
44,000	Spirit AeroSystems Holdings Inc., Cl. A†	$1,480,860	$1,678,600
132,000	Triumph Group Inc.†	3,342,464	3,399,000
		4,823,324	5,077,600
	Automotive — 0.3%
20,000	Iveco Group NV	105,463	393,435

	Broadcasting — 1.0%
14,237	Sirius XM Holdings Inc.	428,600	327,024
65,600	TEGNA Inc.	1,274,693	1,099,456
		1,703,293	1,426,480
	Building and Construction — 0.8%
11,000	Lennar Corp., Cl. B	444,897	1,157,750

	Business Services — 3.8%
285,000	Dun & Bradstreet Holdings Inc.	2,568,502	2,590,650
90,000	Just Eat Takeaway.com NV†	1,903,053	2,059,351
30,000	NV5 Global Inc.†	665,052	692,700
6,000	Shutterstock Inc.	182,814	113,760
		5,319,421	5,456,461
	Cable and Satellite — 0.2%
60,000	WideOpenWest Inc.†	280,043	243,600

	Computer Software and Services — 1.4%
13,000	Couchbase Inc.†	314,135	316,940
400,000	E2open Parent Holdings Inc.†	1,287,805	1,292,000
18,000	Informatica Inc., Cl. A†	428,560	438,300
		2,030,500	2,047,240
	Consumer Products — 0.6%
9,000	Capri Holdings Ltd.†	318,395	159,300
14,000	The AZEK Co. Inc.†	686,414	760,900
		1,004,809	920,200
	Consumer Services — 0.3%
85,000	Deliveroo plc†	197,623	205,232
175,000	SPAR Group Inc.†	419,125	168,000
		616,748	373,232
	Diversified Industrial — 0.4%
55,000	Alphawave IP Group plc†	129,797	131,513
3,000	Herc Holdings Inc.	353,597	395,123
		483,394	526,636
	Electronics — 1.7%
4,499	Bel Fuse Inc., Cl. A	62,414	404,235
45,000	FARO Technologies Inc.†	1,947,026	1,976,400
		2,009,440	2,380,635
Shares		Cost	Market Value
	Energy and Utilities — 4.9%
51,000	ALLETE Inc.	$3,247,377	$3,267,570
12,000	Avista Corp.	436,501	455,400
30,000	ChampionX Corp.	1,072,953	745,200
45,000	DMC Global Inc.†	520,117	362,700
460,000	Gulf Coast Ultra Deep Royalty Trust†	30,398	14,260
3,000	Hess Corp.	422,699	415,620
35,000	Innergex Renewable Energy Inc.	329,935	352,635
23,000	TXNM Energy Inc.	1,230,211	1,295,360
		7,290,191	6,908,745
	Entertainment — 0.1%
70,000	IMAX China Holding Inc.†	85,346	75,618
7,000	Manchester United plc, Cl. A†	111,497	124,670
		196,843	200,288
	Financial Services — 10.5%
11,700	Atlantic Union Bankshares Corp.	419,510	365,976
200,000	AvidXchange Holdings Inc.†	1,954,442	1,958,000
75,000	Cantaloupe Inc.†	824,348	824,250
26,499	Capital One Financial Corp.	4,727,305	5,637,970
5,125	CFSB Bancorp Inc.†	70,094	70,315
53,000	CI Financial Corp.	1,177,058	1,233,391
9,000	Enstar Group Ltd.†	2,883,903	3,027,240
5,000	Old Point Financial Corp.	181,978	196,250
25,000	Renasant Corp.	816,958	898,250
16,400	Steel Partners Holdings LP†	221,842	648,620
		13,277,438	14,860,262
	Food and Beverage — 4.2%
58,000	Amcor plc	570,073	533,020
62,000	Kellanova	4,991,911	4,930,860
7,000	Lifeway Foods Inc.†	173,390	172,550
12,000	SpartanNash Co.	316,920	317,880
		6,052,294	5,954,310
	Health Care — 10.3%
7,000	Amedisys Inc.†	644,880	688,730
22,000	Andlauer Healthcare Group Inc.	846,817	849,950
26,000	Blueprint Medicines Corp.†	3,326,522	3,332,680
107,000	Cross Country Healthcare Inc.†	1,917,224	1,396,350
250,164	Inozyme Pharma Inc.†	992,069	1,000,656
15,000	LENSAR Inc.†	207,000	197,550
77,000	SpringWorks Therapeutics Inc.†	3,565,476	3,618,230
14,000	Surgery Partners Inc.†	343,437	311,220
42,915	SurModics Inc.†	1,789,055	1,275,005

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2025 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
245,000	Vigil Neuroscience Inc.†	$1,934,041	$1,947,750
		15,566,521	14,618,121
	Hotels and Gaming — 1.6%
65,000	Everi Holdings Inc.†	847,894	925,600
105,000	PlayAGS Inc.†	1,227,053	1,311,450
		2,074,947	2,237,050
	Machinery — 0.6%
25,000	CFT SpA†(a)	138,180	135,464
4,500	Chart Industries Inc.†	657,975	740,925
		796,155	876,389
	Metal and Mining — 0.2%
20,000	MAC Copper Ltd.†	240,000	241,800

	Metals and Mining — 1.3%
178,500	First Majestic Silver Corp.	952,231	1,476,195
20,000	MAG Silver Corp.	356,342	422,600
		1,308,573	1,898,795
	Paper and Forest Products — 0.3%
10,280	International Paper Co.	551,555	481,413

	Retail — 2.1%
25,000	Bapcor Ltd.	83,490	82,269
15,000	Foot Locker Inc.†	356,550	367,500
500	GMS Inc.†	49,710	54,375
14,000	Skechers USA Inc., Cl. A†	863,780	883,400
140,000	Walgreens Boots Alliance Inc.	1,578,759	1,607,200
		2,932,289	2,994,744
	Specialty Chemicals — 0.3%
5,500	Covestro AG†	332,888	391,315

	Telecommunications — 4.9%
85,000	Frontier Communications Parent Inc.†	3,005,342	3,094,000
280,000	HKBN Ltd.	200,879	177,275
90,000	Juniper Networks Inc.	3,389,040	3,593,700
50,000	Spirent Communications plc†	128,110	133,833
		6,723,371	6,998,808
	Transportation — 0.1%
40,000	Abertis Infraestructuras SA†(a)	311,164	166,327
Shares		Cost	Market Value
	Wireless Communications — 0.2%
713,121	NII Holdings Inc., Escrow†	$184,194	$249,592

	TOTAL COMMON STOCKS	76,659,755	79,081,228

	CLOSED-END FUNDS — 0.4%
425,000	Altaba Inc., Escrow†	198,375	573,750

	RIGHTS — 0.4%
	Computer Software and Services — 0.1%
1,000	Flexion Therapeutics Inc., CVR†	0	100
6,000	Gen Digital Inc., CVR†	0	48,960
		0	49,060
	Health Care — 0.2%
21,000	ABIOMED Inc., CVR†	0	33,600
104,000	Adamas Pharmaceuticals Inc., CVR†	0	1,300
104,000	Adamas Pharmaceuticals Inc., CVR†	0	1,300
40,000	Akouos Inc., CVR†	0	20,000
6,000	Albireo Pharma Inc., CVR†	0	13,500
25,000	Alimera Sciences Inc., CVR†	1	250
79,391	Ambit Biosciences Corp., CVR†(a)	0	0
315,000	Checkpoint Therapeutics Inc., CVR†	0	31,500
64,000	Chinook Therapeutics Inc., CVR†	0	12,800
4,000	CinCor Pharma Inc., CVR†	0	12,000
28,000	Epizyme Inc., CVR†	0	560
60,000	Fusion Pharmaceuticals Inc., CVR†	0	30,000
500,000	Gracell Biotechnologies Inc., CVR†	0	20,000
30,000	Icosavax Inc., CVR†	0	9,000
300,000	Innocoll, CVR†(a)	180,000	0
10,000	Mirati Therapeutics Inc., CVR†	0	5,000
3,000	Opiant Pharmaceuticals Inc., CVR†	0	1,500
70,000	Optinose Inc., CVR†	0	35,000
130,000	Paragon 28 Inc., CVR†	0	6,500
100,000	Paratek Pharmaceuticals Inc., CVR†	0	2,000
41,797	Poseida Therapeutics Inc., CVR†	0	20,899
3,000	Prevail Therapeutics Inc., CVR†	0	600
40,000	Regulus Therapeutics Inc, CVR†	0	40,000

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2025 (Unaudited)

			Market
Shares		Cost	Value
	RIGHTS (Continued)
	Health Care (Continued)
1,000	Sigilon Therapeutics Inc., CVR†	$0	$7,550
		180,001	304,859
	Metals and Mining — 0.1%
10,000	Kinross Gold Corp., CVR†(a)	0	0
419,000	Pan American Silver Corp., CVR†	96,370	102,655
		96,370	102,655
	Paper and Forest Products — 0.0%
24,000	Resolute Forest Products Inc., CVR†	0	36,000

	TOTAL RIGHTS	276,371	492,574

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 43.5%
$62,005,000	U.S. Treasury Bills, 4.203% to 4.313%††, 07/03/25 to 01/02/26(b)	61,714,259	61,712,231

TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 100.0%		$138,848,760	141,859,783

SECURITIES SOLD SHORT — (7.1)% (Proceeds received $9,015,388)			(10,022,932)

Other Assets and Liabilities (Net)			(2,022,751)

PREFERRED SHARES (1,332,000 preferred shares outstanding)			(13,320,000)

NET ASSETS — COMMON SHARES (11,194,350 common shares outstanding)			$116,494,100

NET ASSET VALUE PER COMMON SHARE ($116,494,100 ÷ 11,194,350 shares outstanding)			$10.41

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (7.1)%
	Aerospace — (0.2)%
1,300	The Boeing Co.	$223,393	$272,389

	Containers and Packaging — (0.4)%
58,000	Amcor plc	609,575	533,020

	Energy and Utilities — (0.3)%
2,500	Chevron Corp.	356,069	357,975
Shares		Proceeds	Market Value
	Financial Services — (4.9)%
11,700	Atlantic Union Bankshares Corp.	$503,102	$365,976
26,498	Capital One Financial Corp.	4,982,150	5,637,715
25,000	Renasant Corp.	840,151	898,250
		6,325,403	6,901,941
	Metals and Mining — (1.0)%
178,500	First Majestic Silver Corp.	967,015	1,476,195

	Paper and Forest Products — (0.3)%
10,280	International Paper Co.	533,933	481,412

	TOTAL SECURITIES SOLD SHORT(c)	$9,015,388	$10,022,932

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	At June 30, 2025, $5,100,000 of the principal amount was reserved and/or pledged with the custodian for securities sold short and forward foreign exchange contracts.
(c)	At June 30, 2025, these proceeds are being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

CVR	Contingent Value Right

Geographic Diversification	% of Total Investments	Market Value
Long Positions
North America	94.3%	$133,802,120
Europe	3.1	4,433,461
Latin America	2.2	3,122,858
Asia/Pacific	0.4	501,344
Total Investments — Long Positions	100.0%	$141,859,783

Short Positions
North America	(6.7)%	$(9,489,912)
Latin America	(0.4)	(533,020)
Total Investments — Short Positions	(7.1)%	$(10,022,932)

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2025 (Unaudited)

As of June 30, 2025, forward foreign exchange contracts outstanding were as follows:

Currency		Currency			Settlement	Unrealized
Purchased		Sold		Counterparty	Date	Depreciation
USD	2,045,286	CAD	2,800,000	State Street Bank and Trust Co.	07/31/25	$(14,392)
USD	2,442,336	EUR	2,100,000	State Street Bank and Trust Co.	07/31/25	(36,756)
TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS						$(51,148)

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

June 30, 2025 (Unaudited)

Assets:
Investments in securities, at value (cost $138,848,760)	$141,859,783
Cash	1,987,448
Deposit at brokers for securities sold short	622,148
Receivable for investments in securities sold	962,500
Deferred offering expense	242,279
Dividends receivable	202,210
Prepaid expenses	9,303
Total Assets	145,885,671
Liabilities:
Securities sold short, at value (proceeds $9,015,388)	10,022,932
Foreign currency overdraft, at value (cost $30,600)	30,787
Distributions payable	48,179
Payable for investment securities purchased	5,345,786
Payable for Fund shares repurchased	20,126
Payable for investment advisory fees	307,587
Payable for payroll expenses	111,986
Payable for offering costs	54,117
Payable for accounting fees	7,500
Unrealized depreciation on forward foreign currency contracts	51,148
Series E Cumulative Preferred Shares, callable and mandatory redemption 06/26/26 (See Notes 2 and 7)	9,870,000
Series G Cumulative Preferred Shares, callable and mandatory redemption 03/26/27 (See Notes 2 and 7)	3,450,000
Other accrued expenses	71,423
Total Liabilities	29,391,571
Net Assets Attributable to Common Shareholders	$116,494,100

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$114,469,534
Total distributable earnings	2,024,566
Net Assets	$116,494,100

Net Asset Value per Common Share:
($116,494,100 ÷ 11,194,350 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$10.41

Statement of Operations

For the Six Months Ended June 30, 2025 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $3,818)	$372,127
Interest	1,354,252
Total Investment Income	1,726,379
Expenses:
Investment advisory fees	618,290
Interest expense on preferred shares	653,261
Payroll expenses	123,502
Trustees’ fees	61,400
Legal and audit fees	45,103
Shareholder communications expenses	40,294
Shareholder services fees	34,273
Dividend expense on securities sold short	27,423
Accounting fees	22,500
Custodian fees	15,566
Offering expense for issuance of preferred shares	10,424
Service fees for securities sold short (See Note 2)	93
Interest expense	20
Miscellaneous expenses	27,208
Total Expenses	1,679,357
Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(844)
Expenses paid indirectly by broker (See Note 5)	(1,889)
Custodian fee credits	(15,493)
Total Credits and Reductions	(18,226)
Net Expenses	1,661,131
Net Investment Income	65,248

Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments in securities	249,475
Net realized gain on securities sold short	1,709,330
Net realized loss on forward foreign exchange contracts	(195,051)
Net realized gain on foreign currency transactions	2,389
Net realized gain on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	1,766,143
Net change in unrealized appreciation/depreciation:
on investments in securities	2,714,503
on securities sold short	(735,098)
on forward foreign exchange contracts	(55,958)
on foreign currency translations	24,042
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	1,947,489
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency	3,713,632
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$3,778,880

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024
Operations:
Net investment income	$65,248	$1,618,714
Net realized gain on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	1,766,143	4,000,103
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	1,947,489	(217,078)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	3,778,880	5,401,739

Distributions to Common Shareholders:
Accumulated earnings	(538,946)*	(4,553,420)
Return of capital	(2,155,784)*	(1,051,722)
Total Distributions to Common Shareholders	(2,694,730)	(5,605,142)

Fund Share Transactions:
Decrease from repurchase of common shares	(2,567,804)	(3,652,383)
Net Decrease in Net Assets from Fund Share Transactions	(2,567,804)	(3,652,383)

Net Decrease in Net Assets Attributable to Common Shareholders	(1,483,654)	(3,855,786)

Net Assets Attributable to Common Shareholders:
Beginning of year	117,977,754	121,833,540
End of period	$116,494,100	$117,977,754

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The GDL Fund

Statement of Cash Flows

For the Six Months Ended June 30, 2025 (Unaudited)

Net increase in net assets attributable to common shareholders resulting from operations	$3,778,880

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(129,468,443)
Proceeds from sales of long term investment securities	148,480,517
Proceeds from short sales of investment securities	5,439,510
Purchase of securities to cover short sales	(1,928,773)
Net sales of short term investment securities	12,711,337
Net realized gain on investments	(249,475)
Net realized gain on securities sold short	(1,709,330)
Net change in unrealized appreciation on investments	(2,714,503)
Net amortization of discount	(1,280,152)
Net increase in unrealized appreciation on forward foreign exchange contracts	55,958
Net increase in unrealized depreciation on securities sold short	735,098
Increase in receivable for investments sold	(959,338)
Decrease in dividends receivable	41,220
Increase in deferred offering expense	(74,715)
Increase in prepaid expenses	(2,987)
Increase in payable for investments purchased	4,598,655
Increase in payable for offering costs	6,287
Increase in payable for investment advisory fees	143,668
Decrease in payable for payroll expenses	(16,805)
Increase in payable for accounting fees	3,750
Decrease in payable for dividends payable on securities sold short	(5,500)
Decrease in other accrued expenses	(9,731)
Net cash provided by operating activities	37,575,128

Net decrease in net assets resulting from financing activities:
Series C Cumulative Preferred Shares, callable and mandatory redemption 03/26/25	(34,446,600)
Redemption of Series E Cumulative Preferred Shares	(3,000,000)
Issuance of Series G Cumulative Preferred Shares	3,450,000
Distributions to common shareholders	(2,674,983)
Repurchase of common shares	(2,547,678)
Decrease in payable to bank	(1,207)
Net cash used in financing activities	(39,220,468)
Net decrease in cash	(1,645,340)
Cash (including foreign currency and restricted cash):
Beginning of year	4,224,149
End of period	$2,578,809

Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$653,261
Interest paid on bank overdrafts	20

The following table provides a reconciliation of cash, Deposits at broker for securities sold short and foreign currency reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at June 30, 2025:

Cash	$1,987,448
Deposits at broker for securities sold short	622,148
Foreign currency overdraft, at value	(30,787)
$2,578,809

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2025		Year Ended December 31,
	(Unaudited)		2024	2023	2022	2021	2020
Operating Performance:
Net asset value, beginning of year	$10.26		$10.18	$9.98	$10.53	$10.74	$11.15
Net investment income/(loss)	0.01		0.13	0.08	(0.10)	(0.20)	(0.28)
Net realized and unrealized gain/(loss) on investments in securities, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	0.33		0.36	0.46	(0.08)	0.44	0.14
Total from investment operations	0.34		0.49	0.54	(0.18)	0.24	(0.14)

Distributions to Common Shareholders:
Net investment income	(0.02	)*	(0.15)	(0.12)	—	—	—
Net realized gain	(0.03	)*	(0.24)	(0.11)	—	(0.20)	—
Return of capital	(0.19	)*	(0.09)	(0.25)	(0.48)	(0.28)	(0.46)
Total distributions to common shareholders	(0.24)		(0.48)	(0.48)	(0.48)	(0.48)	(0.46)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.05		0.07	0.14	0.11	0.03	0.19
Offering costs for preferred shares charged to paid-in capital	—		—	—	—	—	(0.00	)(a)
Total Fund share transactions	0.05		0.07	0.14	0.11	0.03	0.19

Net Asset Value Attributable to Common Shareholders, End of Period	$10.41		$10.26	$10.18	$9.98	$10.53	$10.74
NAV total return †	3.83%		5.60%	6.96%	(0.60)%	2.54%	0.74%
Market value, end of period	$8.34		$8.02	$8.04	$7.84	$8.93	$8.72
Investment total return ††	7.00%		5.86%	8.92%	(6.94)%	7.95%	(0.93)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$129,814		$165,294	$184,605	$198,546	$180,107	$185,897
Net assets attributable to common shares, end of period (in 000’s)	$116,494		$117,978	$121,834	$129,099	$145,660	$151,451
Ratio of net investment income/(loss) to average net assets attributable to common shares including interest and offering costs (b)	0.11	%(c)	1.35%	0.92%	(0.86)%	(1.81)%	(2.49)%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)(f)	2.86	%(c)	3.34%	4.65%	3.09%	2.89%	3.17%
Portfolio turnover rate	145%		348%	316%	263%	329%	228%

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2025	Year Ended December 31,
	(Unaudited)	2024	2023	2022	2021	2020
Cumulative Preferred Shares:
Series C Preferred (g)
Liquidation value, end of period (in 000’s)	—	$34,447	$34,447	$34,447	$34,447	$34,447
Total shares outstanding (in 000’s)	—	689	689	689	689	689
Liquidation preference per share	—	$50.00	$50.00	$50.00	$50.00	$50.00
Average market value (h)	—	$49.67	$49.13	$50.21	$51.51	$51.15
Asset coverage per share (i)	—	$174.67	$147.05	$142.95	$261.43	$269.83

Series E Preferred
Liquidation value, end of period (in 000’s)	$9,870	$12,870	$28,325	$35,000	—	—
Total shares outstanding (in 000’s)	987	1,287	2,833	3,500	—	—
Liquidation preference per share	$10.00	$10.00	$10.00	$10.00	—	—
Average market value (h)	$100.00	$100.00	$100.00	$100.00	—	—
Asset coverage per share (i)	$97.46	$34.93	$29.41	$29.57	—	—

Series G Preferred
Liquidation value, end of period (in 000’s)	$3,450	—	—	—	—	—
Total shares outstanding (in 000’s)	345	—	—	—	—	—
Liquidation preference per share	$10.00	—	—	—	—	—
Average market value (h)	$8.21	—	—	—	—	—
Asset coverage per share (i)	$97.46	—	—	—	—	—
Asset Coverage (j)	975%	349%	294%	286%	523%	540%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares relates to the $10 Series G Preferred Shares from March 26, 2025 and to the $10 Series E Preferred Shares from March 28, 2022 through June 30, 2025 (see Footnotes 2 and 7).
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no material impact on the expense ratios.
(e)	The ratio of operating expenses excluding the custodian fee credit for the for the six months ended June 30, 2025 and the years ended December 31, 2024, 2023, 2022, and 2020 would have been 2.88%, 3.35%, 4.66%, 3.10%, and 3.18%. For the year ended December 31, 2021, there was no material impact on the expense ratios.
(f)	The ratio of operating expenses excluding interest, advisory fee waived for Unsupervised assets, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the for the six months ended June 30, 2025 and the years ended December 31, 2024, 2023, 2022, 2021, and 2020 would have been 2.81%, 3.20%, 4.59%, 3.05%, 2.79%, and 2.61%, respectively.
(g)	The Fund redeemed and retired all of the 688,932 shares of Series C Preferred Stock on March 26, 2025.
(h)	Based on weekly prices.
(i)	Asset coverage per share is calculated by combining all series of preferred shares.
(j)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited)

1. Organization. GDL Fund (the Fund) was organized on October 17, 2006 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. The Board of Trustees (the Board) has designated Gabelli Funds, LLC (the Adviser) as the valuation designee under Rule 2a-5. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the security’s fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — unadjusted quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2025 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/25
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Machinery	$740,925	—	$135,464	$876,389
Transportation	—	—	166,327	166,327
Wireless Communications	—	$249,592	—	249,592
Other Industries (b)	77,788,920	—	—	77,788,920
Total Common Stocks	78,529,845	249,592	301,791	79,081,228
Closed-End Funds	—	573,750	—	573,750
Rights (b)	151,615	340,959	0	492,574
U.S. Government Obligations	—	61,712,231	—	61,712,231
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$78,681,460	$62,876,532	$301,791	$141,859,783

LIABILITIES (Market Value):
Common Stocks Sold Short (b)	$(10,022,932)	—	—	$(10,022,932)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(10,022,932)	—	—	$(10,022,932)

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/25
OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Unrealized Depreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$(51,148)	—	$(51,148)

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

At June 30, 2025, the total value of Level 3 investments for the Fund was less than 1% of total net assets.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

in currencies options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. Therefore the Fund reflects derivative assets and liabilities any related collateral gross on the statement of assets and liabilities. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2025, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the six months ended June 30, 2025, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on forward foreign exchange contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at June 30, 2025 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the six months ended June 30, 2025 had an average monthly notional amount of approximately $3,409,140.

At June 30, 2025, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the six months ended June 30, 2025, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency, within Net realized loss on forward foreign exchange contracts and Net change in unrealized appreciation/depreciation on forward foreign exchange contracts.

At June 30, 2025, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Forward Foreign Exchange Contracts	$51,148	—	$51,148

The following table presents the Fund’s derivative liability by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of June 30, 2025:

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Securities Pledged as Collateral	Cash Collateral Pledged	Net Amount
Counterparty
State Street Bank and Trust Co.	$51,148	—	—	$51,148

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund entered into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at June 30, 2025 are reflected within the Schedule of Investments. For the six months ended June 30, 2025, the Fund incurred $93 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Series C, Series E, and Series G Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense on preferred shares” within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2025, the Fund did not invest in Acquired Funds.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2025, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series C Cumulative Preferred Shares, Series E Cumulative Preferred Shares, and Series G Cumulative Preferred Shares (the Preferred Shares) above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions during the year may be made in excess of required distributions. That portion of a distribution that is paid-in capital (and is not sourced from net investment income or realized gains) should not be considered as the yield or total return on an investment in the Fund.

Distributions to shareholders of the Fund’s Series C, Series E, and Series G Cumulative Preferred Shares are recorded on a daily basis and are determined as described in Note 7.

The tax character of distributions paid during the year ended December 31, 2024, was as follows:

Common
Distributions paid from:
Ordinary income (Inclusive of short term capital gains)	$4,553,420
Return of capital	1,051,722
Total distributions paid	$5,605,142

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The following summarizes the tax cost of investments and derivatives and the related net unrealized appreciation at June 30, 2025:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and other derivative instruments instruments	$129,879,853	$6,242,395	$(4,336,545)	$1,905,850

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2025, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2025, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the T-Bill Index) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually a one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. During the six months ended June 30, 2025, the Fund accrued a performance fee of $254,460. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2025, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent, and exercised dispositive control, with respect to such securities (Bel Fuse, Inc.), and the Adviser reduced its fee with respect to such securities by $844.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2025, other than short term securities and U.S. Government obligations, aggregated to $129,609,468 and $147,625,757, respectively. Purchases and sales of U.S. Government Obligations for the six months ended June 30, 2025, aggregated $133,485,127 and $146,196,463, respectively.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2025, the Fund paid $32,665 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2025, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,889.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2025, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2025, the Fund accrued $123,502 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to independent Trustees and certain interested Trustees, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Line of Credit. The Fund participates in an unsecured and uncommitted line of credit, which expires on June 25, 2026 and may be renewed annually, of up to $75,000,000 under which it may borrow up to one-third of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations.

During the six months ended June 30, 2025, there were no borrowings outstanding under the line of credit.

7. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share. During the six months ended June 30, 2025 and the year ended December 31, 2024, the Fund repurchased and retired 307,637 and 460,998 common shares in the open market at investments of $2,567,804 and $3,652,383, and an average discounts of approximately 20.18% and 22.53%, respectively, from its NAV.

As of June 30, 2025, the Fund has an effective shelf registration authorizing an additional $200 million of common or preferred shares.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The Series C Preferred shares (Series C Preferred) paid distributions at an annualized rate of 4.00% on the $50 per share liquidation preference for the quarterly dividend periods ended on or prior to March 26, 2019 (Year 1). On February 22, 2019, the Fund’s Board announced a reset fixed dividend rate of 4.00% that will apply for the next eight quarterly dividend periods (Year 2 and Year 3). On March 1, 2021, the Board continued the 4.00% dividend rate for Series C Preferred through the mandatory redemption date of March 26, 2025. On March 26, 2020, 1,935,093 Series C Preferred were put back to the Fund at the liquidation value of $96,754,650, plus accumulated and unpaid dividends. On March 26, 2025, the Fund redeemed all outstanding Series C Preferred at the liquidation preference of $50 per share. On March 28, 2022, the Fund issued 3,500,000 shares of Series E Cumulative Term Preferred Shares (Series E Preferred), receiving $34,750,000 after the deduction of offering expenses of $250,000. The Series E Preferred has a liquidation value of $10 per share, and paid dividends at the rate of 4.00% per annum of the $10 per share liquidation preference for the dividend period beginning with the date of original issuance and ending on June 26, 2022 and the three dividend periods thereafter, and 4.25% per annum of the $10 per share liquidation preference for all subsequent dividend periods. The Board of Trustees increased the dividend rate on Series E Preferred to an annual rate of 5.20% effective January 19, 2023. Series E Preferred were callable at the Fund’s option on March 26, 2024 and had a mandatory redemption date of March 26, 2025. On February 28, 2025 the Board approved a change in the redemption date to June 26, 2026, and added March 26, 2025 as a mandatory put date of which shareholders could opt, and added December 26, 2025 as a put date. On March 27, 2023, 667,500 shares of Series E Preferred were put back to the Fund at their liquidation preference of $10 per share plus accrued and unpaid dividends. On March 27, 2024, 1,545,500 shares of Series E Preferred were put back to the Fund at their liquidation preference of $10 per share plus accrued and unpaid dividends. On March 26, 2025, 300,000 shares of Series E Preferred were put back to the Fund their liquidation preference of $10 per share plus accrued and unpaid dividends. At June 30, 2025, there were 987,000 Series E Preferred outstanding and accrued distributions amounted to $7,128. On March 26, 2025, April 1, 2025, and June 23, 2025, the Fund issued 255,000, 40,000, and 50,000 Series G Preferred, receiving total net proceeds of $3,400,000 after deduction of estimated offering expenses of $50,000. At June 30, 2025, there were 345,000 Series G Preferred outstanding and accrued distributions amounted to $41,051.

Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the respective redemption prices per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Segment Reporting. The Fund’s Principal Executive Officer and Principal Financial Officer act as the Fund’s chief operating decision maker (CODM), as defined in Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is guided by the Fund’s investment objective and principal investment strategies, and executed by the Fund’s portfolio management team, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in each Fund’s Schedule of Investments, Statements of Operations and Changes in Net Assets and Financial Highlights.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of May 19, 2025, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 12, 2025 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 12, 2025. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Agnes Mullady and Salvatore J. Zizza as Trustees of the Fund, with 10,784,621 votes and 10,777,613 votes cast in favor of these Trustees, and 505,250 votes and 512,258 votes withheld for these Trustees, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected Anthony S. Colavita as a Trustee of the Fund, with 808,550 votes cast in favor of this Trustee and 4,571 votes withheld for this Trustee.

Mario J. Gabelli, James P. Conn, Leslie F. Foley, Colin J. Kilrain, and Michael J. Melarkey continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Willis M. Brucker is a portfolio manager of Gabelli Funds, LLC and global merger arbitrage analyst with experience analyzing and investing in global merger transactions and special situations. He joined GAMCO Investors, Inc. in 2004 as a research analyst after graduating from Boston College with a BS in Finance and Corporate Reporting and Analysis.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the Firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from Columbia University, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

Christopher Matthiessen is a vice president and lead portfolio analyst for the Gabelli merger arbitrage funds. He monitors global mergers and acquisitions transactions for inclusion in the Firm’s portfolios, while working closely with internal research analysts to track deal progress. Mr. Matthiessen joined the Firm in 2017 after graduating with a BS in finance from Fairfield University.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Leslie F. Foley
Attorney,
Addison Gallery of American Art

Colin J. Kilrain
Vice Admiral (retired)
United States Navy

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President
of GAMCO Investors, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Laurissa M. Matire
Vice President & Ombudsman

Carter W. Austin
Vice President

David I. Schachter
Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

The Bank of New York
Mellon

COUNSEL

Skadden, Arps, Slate, Meagher
& Flom LLP

TRANSFER AGENT AND
REGISTRAR

Equiniti Trust Company, LLC

GDL Q2/2025

GABELLI
FUNDS

THE GDL FUND

GDL

Semiannual Report
June 30, 2025

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2025 through 01/31/2025	Common – 1,500 Preferred Series C – N/A Preferred Series E – N/A	Common – $8.15 Preferred Series C – N/A Preferred Series E – N/A	Common – 1,500 Preferred Series C – N/A Preferred Series E – N/A	Common – 11,501,987 - 1,500 = 11,500,487 Preferred Series C – 688,932 Preferred Series E – 1,287,000
Month #2 02/01/2025 through 02/28/2025	Common – 256,647 Preferred Series C – N/A Preferred Series E – N/A	Common – $8.31 Preferred Series C – N/A Preferred Series E – N/A	Common – 256,647 Preferred Series C – N/A Preferred Series E – N/A	Common – 11,500,487 - 256,647 = 11,243,840 Preferred Series C – 688,932 Preferred Series E – 1,287,000
Month #3 03/01/2025 through 03/31/2025	Common – 150 Preferred Series G – N/A Preferred Series E – N/A	Common – $8.30 Preferred Series G – N/A Preferred Series E – N/A	Common – 150 Preferred Series G – N/A Preferred Series E – N/A	Common – 11,243,840 - 150 = 11,243,690 Preferred Series G – 345,000 Preferred Series E – 987,000

Month #4 04/01/2025 through 04/30/2025	Common – 2,700 Preferred Series G – N/A Preferred Series E – N/A	Common – $7.96 Preferred Series G – N/A Preferred Series E – N/A	Common – 2,700 Preferred Series G – N/A Preferred Series E – N/A	Common – 11,243,690 - 2,700 = 11,240,990 Preferred Series G – 345,000 Preferred Series E – 987,000
Month #5 05/01/2025 through 05/31/2025	Common – 19,263 Preferred Series G – N/A Preferred Series E – N/A	Common – $8.31 Preferred Series G – N/A Preferred Series E – N/A	Common – 19,263 Preferred Series G – N/A Preferred Series E – N/A	Common – 11,240,990 - 19,263 = 11,221,727 Preferred Series G – 345,000 Preferred Series E – 987,000
Month #6 06/01/2025 through 06/30/2025	Common – 27,377 Preferred Series G – N/A Preferred Series E – N/A	Common – $8.33 Preferred Series G – N/A Preferred Series E – N/A	Common – 27,377 Preferred Series G – N/A Preferred Series E – N/A	Common – 11,221,727 - 27,377 = 11,194,350 Preferred Series G – 345,000 Preferred Series E – 987,000
Total	Common – 307,637 Preferred Series G – N/A Preferred Series E – N/A	Common – $8.30 Preferred Series G – N/A Preferred Series E – N/A	Common – 307,637 Preferred Series G – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities; $0

(2)	All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2025

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 4, 2025

*	Print the name and title of each signing officer under his or her signature.